Exhibit 99.3
                                  ------------
                 Computational Materials and/or ABS Term Sheets

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------
           Class AF-1A Corridor Contract Agreement Schedule
                           and Strike Rates
-----------------------------------------------------------------------
   Period           Notional Schedule       Cap Strike    Cap Ceiling
                            ($)                (%)           (%)
-------------- --------------------------- ------------ ---------------
      1                118,155,000           6.30068%       9.00000%
      2                115,483,849           6.50421%       9.00000%
      3                112,351,511           6.50450%       9.00000%
      4                108,597,585           6.72163%       9.00000%
      5                104,226,681           6.50510%       9.00000%
      6                 99,251,594           6.72225%       9.00000%
      7                 93,710,604           6.50568%       9.00000%
      8                 87,631,231           6.50594%       9.00000%
      9                 81,046,677           7.20327%       9.00000%
     10                 74,382,802           6.50618%       9.00000%
     11                 67,854,786           6.72202%       9.00000%
     12                 61,459,917           6.44326%       9.00000%
     13                 55,205,566           6.65803%       9.00000%
     14                 49,078,681           6.44325%       9.00000%
     15                 43,076,576           6.44324%       9.00000%
     16                 37,196,614           6.65800%       9.00000%
     17                 31,562,502           6.44321%       9.00000%
     18                 26,304,157           6.65797%       9.00000%
     19                 21,156,976           6.44319%       9.00000%
     20                 16,118,631           6.44318%       9.00000%
     21                 11,186,843           7.13350%       9.00000%
     22                  6,359,380           6.44315%       9.00000%
     23                  1,634,056           6.65690%       9.00000%
-------------- --------------------------- ------------ ---------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                Class 2-AV Corridor Contract Agreement Schedule and Strike Rates

----------------------------------------------------------------------------------------------------------------------------------
   Period       Notional Schedule        Cap Strike    Cap Ceiling     Period     Notional Schedule     Cap Strike   Cap Ceiling
                      ($)                    (%)           (%)                           ($)               (%)           (%)
----------------------------------------------------------------------------------------------------------------------------------
      1             1,098,390,000          6.21711%      9.75000%        31          344,017,221         7.09157%      9.63422%
      2             1,080,569,387          6.42521%      9.75000%        32          322,380,974         7.08372%      9.62469%
      3             1,064,172,706          6.42476%      9.75000%        33          293,207,179         7.59007%      9.58526%
      4             1,045,444,252          6.64685%      9.75000%        34          258,923,829         7.13867%      9.58694%
      5             1,024,449,827          6.42495%      9.74933%        35          226,652,476         8.12163%      9.38076%
      6             1,001,262,305          6.65434%      9.74932%        36          196,265,862         8.43089%      9.37608%
      7               975,959,048          6.43147%      9.74935%        37          168,110,057         8.72296%      9.33266%
      8               948,618,897          6.43139%      9.74927%        38          168,110,057         8.43633%      9.33098%
      9               919,358,952          7.14726%      9.74917%        39          168,110,057         8.43934%      9.29755%
     10               888,173,696          6.43134%      9.74925%        40          168,110,057         8.73913%      9.26108%
     11               855,646,363          6.65481%      9.74905%        41          168,110,057         8.94061%      9.03408%
     12               823,051,917          6.43865%      9.74885%
     13               791,344,659          6.66142%      9.74882%
     14               760,511,088          6.43829%      9.74877%
     15               730,549,307          6.44303%      9.74705%
     16               701,431,252          6.66593%      9.74698%
     17               673,129,364          6.44379%      9.74638%
     18               645,621,119          6.67326%      9.74551%
     19               618,868,395          6.50849%      9.74307%
     20               592,855,629          6.53994%      9.74300%
     21               566,981,515          7.33122%      9.73609%
     22               541,853,369          6.60844%      9.73723%
     23               517,395,455          7.12553%      9.73508%
     24               493,631,022          6.89773%      9.73305%
     25               470,544,100          7.13446%      9.70763%
     26               448,033,709          6.89720%      9.70153%
     27               426,099,906          6.90418%      9.67971%
     28               404,781,277          7.14578%      9.67596%
     29               384,102,515          7.08967%      9.66294%
     30               363,800,481          7.33876%      9.65352%
----------------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                Class 3-AV Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
   Period         Notional Schedule       Cap Strike   Cap Ceiling     Period     Notional Schedule    Cap Strike   Cap Ceiling
                         ($)                 (%)           (%)                           ($)              (%)           (%)
---------------------------------------------------------------------------------------------------------------------------------
      1              615,410,000           5.98039%      8.75000%        31          197,853,354        6.95468%      9.16892%
      2              606,135,398           6.18100%      8.75000%        32          185,903,976        6.94853%      9.16833%
      3              597,478,777           6.18065%      8.75000%        33          171,470,506        7.45986%      9.13905%
      4              587,519,345           6.39471%      8.75000%        34          151,790,159        6.97612%      9.13307%
      5              576,274,753           6.18164%      8.74985%        35          133,224,146        7.68135%      8.98434%
      6              563,769,995           6.40199%      8.74985%        36          115,726,323        8.19605%      8.87211%
      7              550,051,537           6.18730%      8.74985%        37          99,440,033         8.47958%      9.85153%
      8              535,162,006           6.18725%      8.74985%        38          99,440,033         8.20021%      9.86003%
      9              519,137,332           6.87696%      8.74985%        39          99,440,033         8.20360%      9.82817%
     10              502,052,632           6.19363%      8.74680%        40          99,440,033         8.49082%      9.79943%
     11              484,139,482           6.40996%      8.74655%        41          99,440,033         8.53957%      9.62952%
     12              465,864,467           6.20055%      8.74621%        42          99,440,033         9.50707%      9.50707%
     13              448,089,330           6.41953%      8.74552%        43          99,440,033         9.19234%      9.48320%
     14              430,802,117           6.20428%      8.74567%        44          99,440,033         9.19236%      9.48267%
     15              413,988,650           6.20418%      8.74567%        45          99,440,033        10.20407%     10.20407%
     16              397,635,621           6.41980%      8.73992%        46          99,440,033         9.19278%      9.45504%
     17              381,730,602           6.20605%      8.74012%        47          99,440,033         9.54293%      9.54293%
     18              366,203,072           6.43681%      8.73827%        48          99,440,033         9.27455%      9.27455%
     19              351,103,626           6.23321%      8.73614%        49          93,963,043         9.59206%      9.59206%
     20              336,419,786           6.23588%      8.73618%        50          91,169,476         9.27459%      9.35015%
     21              322,140,323           6.97398%      8.73355%        51          88,458,537         9.27461%      9.34442%
     22              308,255,234           6.30009%      8.72819%
     23              294,763,079           6.74120%      8.72576%
     24              281,656,057           6.66550%      8.72006%
     25              268,645,476           6.89561%      9.21311%
     26              256,011,705           6.66417%      9.21358%
     27              243,735,543           6.67911%      9.20556%
     28              231,798,821           6.91226%      9.19194%
     29              220,148,348           6.83745%      9.18422%
     30              208,865,957           7.19581%      9.17238%
---------------------------------------------------------------------------------------------------------------------------------





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[Object Omitted] COUNTRYWIDE[R]                                               Computational Materials For
---------------------------------------
SECURITIES CORPORATION                              Countrywide Asset-Backed Certificates, Series 2005-04
  A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                        Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
                  Notional Schedule      Cap Strike   Cap Ceiling                 Notional Schedule    Cap Strike   Cap Ceiling
   Period                ($)                 (%)          (%)          Period            ($)               (%)           (%)
---------------------------------------------------------------------------------------------------------------------------------
      1              463,100,000          6.13210%      8.25000%         31          463,100,000        7.04254%      9.14677%
      2              463,100,000          6.33756%      8.25000%         32          463,100,000        7.03530%      9.14044%
      3              463,100,000          6.33719%      8.25004%         33          463,100,000        7.54343%      9.10465%
      4              463,100,000          6.55643%      8.25007%         34          463,100,000        7.08045%      9.10360%
      5              463,100,000          6.33773%      8.24962%         35          463,100,000        7.96394%      8.91824%
      6              463,100,000          6.56390%      8.24963%         36          463,100,000        8.34678%      8.87482%
      7              463,100,000          6.34398%      8.24967%         37          463,100,000        8.63579%      9.83960%
      8              463,100,000          6.34393%      8.24963%         38          449,566,093        8.35204%      9.84153%
      9              463,100,000          7.05044%      8.24960%         39          419,793,952        8.35543%      9.80862%
     10              463,100,000          6.34620%      8.24854%         40          395,370,399        8.65098%      9.77486%
     11              463,100,000          6.56712%      8.24833%         41          375,042,959        8.79858%      9.56814%
     12              463,100,000          6.35337%      8.24807%         42          356,982,396        9.25000%      9.25000%
     13              463,100,000          6.57478%      8.24780%         43          339,496,165        9.25000%      9.40710%
     14              463,100,000          6.35448%      8.24783%         44          322,529,214        9.31806%      9.47400%
     15              463,100,000          6.35748%      8.24672%         45          306,066,185        9.50000%      9.50000%
     16              463,100,000          6.57777%      8.24461%         46          290,092,172        9.31841%      9.44262%
     17              463,100,000          6.35864%      8.24430%
     18              463,100,000          6.58858%      8.24309%
     19              463,100,000          6.40989%      8.24077%
     20              463,100,000          6.43104%      8.24077%
     21              463,100,000          7.20327%      8.23543%
     22              463,100,000          6.49800%      8.23420%
     23              463,100,000          6.98788%      8.23200%
     24              463,100,000          6.81456%      8.22856%
     25              463,100,000          7.04891%      9.20977%
     26              463,100,000          6.81374%      9.20602%
     27              463,100,000          6.82357%      9.18915%
     28              463,100,000          7.06215%      9.18187%
     29              463,100,000          6.99934%      9.17076%
     30              463,100,000          7.28756%      9.16039%
---------------------------------------------------------------------------------------------------------------------------------




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                      33